
           Kemper Aggressive Growth Fund                             Kemper Blue Chip Fund
       Kemper California Tax-Free Income Fund                      Kemper Classic Growth Fund
               Kemper Contrarian Fund                         Kemper Florida Tax-Free Income Fund
                 Kemper Growth Fund                                Kemper High Yield Fund II
               Kemper High Yield Fund                             Kemper Horizon 20+ Portfolio
         Kemper High Yield Opportunity Fund                        Kemper Horizon 5 Portfolio
            Kemper Horizon 10+ Portfolio                    Kemper Intermediate Municipal Bond Fund
    Kemper Income and Capital Preservation Fund                    Kemper Municipal Bond Fund
        Kemper New York Tax-Free Income Fund                    Kemper Ohio Tax-Free Income Fund
      Kemper Small Capitalization Equity Fund                Kemper Short-Term U.S. Government Fund
            Kemper Strategic Income Fund                          Kemper Small Cap Value Fund
               Kemper Technology Fund                               Kemper Target 2011 Fund
       Kemper U.S. Government Securities Fund                       Kemper Total Return Fund
                 Kemper Value Fund                                 Kemper U.S. Mortgage Fund
         Kemper U.S. Growth and Income Fund                        Kemper Value + Growth Fund
       Kemper-Dreman High Return Equity Fund                 Kemper-Dreman Financial Services Fund
            Scudder Capital Growth Fund                         Scudder Dividend & Growth Fund
                Scudder Global Fund                              Scudder Growth and Income Fund
             Scudder Focus Growth Fund                              Scudder Health Care Fund
          Scudder High Yield Tax Free Fund                         Scudder International Fund
         Scudder Large Company Growth Fund                      Scudder Large Company Value Fund
          Scudder Managed Municipal Bonds                      Scudder Medium Term Tax Free Fund
      Scudder Pathway Series: Growth Portfolio           Scudder Pathway Series: Conservative Portfolio
               Scudder Research Fund                       Scudder Pathway Series: Moderate Portfolio
          Scudder Small Company Stock Fund                     Scudder Technology Innovation Fund
          Scudder 21st Century Growth Fund                      Scudder S&P 500 Stock Index Fund

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The following text replaces the section entitled "Which Arrangement is Better for You?" in each of the currently effective Statements of Additional
Information for each of the above-noted funds:

Which Arrangement is Better for You? The decision as to which class of Shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. In making this decision, investors should review their particular circumstances carefully with their financial representative. Investors making investments that qualify for reduced sales charges might consider Class A Shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than six years might consider Class B Shares. Investors who prefer not to pay an initial sales charge but who plan to redeem their Shares within six years might consider Class C Shares.

KDI has established the following procedures regarding the purchase of Class A, Class B and Class C Shares. These procedures do not reflect in any way the suitability of a particular class of Shares for a particular investor and should not be relied upon as such. That determination must be made by investors with the assistance of their financial representative. Orders for Class B Shares or Class C Shares for $500,000 or more will be declined with the exception of orders received from employer sponsored employee benefit plans using the subaccount recordkeeping system available through the Shareholder Service Agent
(KemFlex Plans). Orders for Class B Shares or Class C Shares for KemFlex Plans
(not including plans under Code Section 403(b)(7) sponsored by a K-12 school district) will not be accepted in such classes but will instead be invested in Class A Shares at net asset value when the combined subaccount value in a Fund or other Kemper Funds or other plan investments listed under "Special Features -
Class A Shares - Combined Purchases" is in excess of $5 million including purchases pursuant to the "Combined Purchases," Letter of Intent" and "Cumulative Discount" features described under "Special Features." For purposes of redirecting contributions, KemFlex Plan values will be calculated annually.

Effective March 9, 2001, KemFlex Plans that satisfy each of the conditions described below may direct the Shareholder Service Agent to convert plan assets invested in Class B Shares to Class A Shares at net asset value without incurring a contingent deferred sales charge. In order to qualify for the preceding conversion privilege, a KemFlex Plan must satisfy each of the following conditions: (1) the plan must have an aggregate balance of


$2 million in plan assets invested in Kemper Funds or other investments maintained on the subaccount recordkeeping system of the Shareholder Service Agent; (2) the plan must have elected to purchase Class A Shares of the Kemper Funds at net asset value for future contributions to be invested in Kemper Funds; and (3) the plan must have been using the subaccount recordkeeping system of the Shareholder Service Agent for at least four years. When eligible, KemFlex Plan sponsors must elect in writing to the Shareholder Service Agent in order to convert plan assets from Class B Shares to Class A Shares.

For more information about these sales arrangements, consult your financial representative or the Shareholder Service Agent. In particular, for information concerning the eligibility of investors to purchase Class A Shares at net asset value, see "Purchase of Shares - Initial Sales Charge Alternative" and for information on special rules for aggregating assets of KemFlex Plans for eligibility for the Combined Purchase and related features, see "Special Features - Class A Shares - Combined Purchases." Financial services firms may receive different compensation depending upon which class of shares they sell.


March 9, 2001